* * * Exhibit 99.1 ************ * * * * *

This presentation is based on management’s current beliefs and assumptions, which in turn are based on currently available information.
We remind you that there are risks and other uncertainties that could impact our future operating results and financial condition and cause our actual results to materially differ from any forward-looking statements. Our SEC filings contain information on risk factors, uncertainties and assumptions that could cause actual results to differ materially from our current expectations.
Special Notice Regarding Forward-Looking Statements

2 Introductions-Today’s Presenters Dan O’Leary – President and CEO David Laxton – Executive Vice President and CFO

3 Business Overview * * *

Middle East
4%
Asia / Pacific
15%
Americas
61%
Europe / West
Africa
20%

All Others
36%
Oil & Gas
64%

Project Orders
60%
MRO Orders
40%

1. *Company estimate.*

EDGEN MURRAY

Edgen Murray Overview
Industrial Distributor: Specialty steel products for the oil and gas, power, process, petrochemical, and civil construction markets
25+ Year Track
Record:
Formed through the merger of Edgen Corporation and U.K. based Murray International Metals in 2005
Founded in 1983, Edgen Corporation was a supplier of premium carbon and alloy steel products in the Western Hemisphere
Founded in 1976, Murray International Metals provided premium steel products to clients in Europe, Middle East and Asia
Global Operations: Managed through two segments
Western Hemisphere (Americas) and Eastern Hemisphere (Europe/West Africa, Asia/Pacific, and the Middle East)
Over 14,000 SKU’s: Including highly-engineered prime carbon or alloy steel pipe, pipe components, valves and high-grade structural sections and plate
Over 2,000 Customers in 50 Countries:
Oil and gas: upstream (exploration and production), midstream (gathering, pipeline and storage) and downstream (refineries and processing)
Petrochemical and power (hydrocarbon, nuclear and renewable)
Other: engineering, procurement, construction and civil
Diversified Revenue Base: Both project and MRO revenues
MRO orders typically account for 30% to 50% of our sales
World Class Facilities and Technology Platform
All of our locations are either certified to ISO 9001:2000 or ISO 9001:2008
1H2010 Sales by End Market 1H2010 Sales by Segment 1H2010 Sales by Order Type
(1)

Global Distribution Network
Edgen Murray’s solution-driven approach meets customers’ needs on a global basis
UK
3 Sales Offices
2 Distribution Centers
(in 4  locations)
Azerbaijan
Stocking
Facility
Dubai, U.A.E.
Office /
Distribution Center
Singapore
Office /
Distribution Center
Australia
Sales Office
US
Corp. Headquarters
12 Sales Offices
13 Distribution Centers
(in 15 locations)
Canada
2 Sales Offices
2 Distribution
Centers (in 3
locations)
Saudi Arabia
Sales Office
Shanghai
Sales Office
Malaysia
Sales Office
India
Sales Office
Brazil
Sales Office
France
Sales Office

RESOURCE DEVELOPMENT
(Commodity Exposure)

INFRASTRUCTURE DEVELOPMENT
(Global Macroeconomic Exposure)

EDGEN MURRAY

End Market Exposure
Offshore rigs
Production facilities
Compression
Gathering
Processing
LNG
Transmission
Storage
Gas Distribution
Refining
Petrochemical
Mining
Upstream Midstream
Downstream /
Process
Other
Infrastructure
Power Generation
Fossil
Nuclear
Renewables
Civil Infrastructure

Specialized Product Portfolio
Edgen Murray is a single source for specialty carbon and alloy pipe, plate, components, sections, and valves
Plate Sections
Seamless Pipe Welded Pipe
Full range
Carbon & Alloy
Fittings
Flanges
Full range of
thicknesses & process
treatments
Universal Beam / Column
Parallel Flange Channels
Rolled Steel Angle
Flat / Round / Square Bar
Hollow Sections
Full range of diameters and
gauges
Full range of diameters and
gauges
Valves
Specialty range including
ball, check, plug, butterfly
and needle
Components

Unique Distribution Model
High volume network
End-to-end inventory management
Vendors
Value-Add
Customers
Value-Add
Edgen Murray creates substantial value for both vendors and customers
Provide global market
access
Sales and marketing
support for specialty
products
Consistent, high-
volume purchaser of
specialty products
Reduced investment in
working capital
Customer risk
management
Broad product
catalogue
Volume purchasing
power
Capable of supplying
large volume projects
and MRO requirements
Ability to provide global
logistical support and
procurement services
Sales force offers
technical expertise and
consultation

ConocoPhillips

EXXON

ارامكو السعودية
Saudi Aramco

bp

Chevron

BR
PETROBRAS

REPSOL YPF

AIOC

TOTAL

Mosaic

Duke Energy

Reliance Industries Limited

elpaso

CenterPoint Energy

KINDER MORGAN

Williams

TransCanada

FLUOR

JACOBS

WorleyParsons

Technip

BECHTEL

McDERMOTT

MOTIVA ENTERPRISES LLC

EDGEN MURRAY

Diversified, Global, Blue-Chip
Customer Base
Over 20 customers in 50 countries
Longstanding relationships
FY 2009 Top ten customers account for
26% of consolidated sales; six months
ended June 2010: 32%
Recognized leaders in their respective
industries
Large and well capitalized
Customers are driving spending
decisions
Customers participate in energy,
industrial and civil sectors
Strong mix of MRO and project orders
Selected Customers
Major /
National Oils
Engineering/
Construction
Power
Generation
Midstream
Refining/Petro
Mining

Long-Term MRO Relationships…
MRO relationships provide increased base level performance during the business cycle troughs
Diversity and depth of inventory along with strategic location of distribution facilities enable us to meet customer demand for expedited delivery
Supply agreements with customers create predictable demand for certain products at normal margins while allowing for profit opportunities on ancillary products and services
Integrated computer systems allow for high volume order turns, accurate order fulfillment and on-time performance
1H2010 MRO sales accounted for approximately 40% of our sales

UPSTREAM	MIDSTREAM	DOWNSTREAM	INDUSTRIAL

EDGEN MURRAY

…With Global Project Experience
We believe we are a critical supplier to clients operating in remote, challenging regions
Projects led by large, creditworthy sponsors
Complex projects in terms of size, scale and logistics
Provides significant potential for recurring revenue stream through MRO opportunities
Shell and Qatar Petroleum Pearl
GTL
Kinder Morgan Mid-Continent
Express
Motiva Crude Expansion
Intercostal Harvey Canal
Hurricane Protection
Ras Gas Barzan Enbridge Southern Lights Conoco Phillips Wood River
Expansion
Gulf Intercostal Waterway
Agip KCO (ENI subsidiary)
Kashagan Field
Enbridge Alberta Clipper Dow Hemlock Expansion
Koniambo Nickel Project
Total Usan Field Energy Transfer Tiger,
Haynesville and Fayetteville
Express Pipelines
Exxon Baytown Cat Feed
Expansion
Alcan Grove Alumina Project
Sakhalin Energy Investment
Company Sakhalin II
Bechtel Transcanada Pipeline PDVSA Refining, Morichal and
Punta de Mata
Olmsted Lock and Dam
Woodside Pluto Field Southern Union Florida Gas
Phase 8
Origin Energy New Zealand Kupe
Gas Plant
Nooter/Eriksen HRSG
Chevron Platong Gas 2 EXCO Barnett Shale Shell Argentina Proyecto
Reactivacion Del Coker
Prairie State Energy Campus
Shell Peregrino Regency Gas Barnett Shale ANCAP Argentina Expansion Southwestern Electric Combined
Cycle Plant
Selected Projects

World Class Facilities Supported by
Advanced Information Technology Platform
Edgen Murray maintains state of the art stocking and distribution facilities in the U.S., Europe,
Asia and the Middle East
All facilities are ISO certified and enable the Company to keep inventory in close proximity to its customers
The Company operates on an advanced Oracle IT platform and product RFID system
In the process of fully integrating IT system between operations in the Western and Eastern Hemispheres to allow more efficient access across the organization
Systems allow close coordination of management and reporting
Edgen Murray Stocking and Distribution Facilities

Management has a proven track record of success in the industry
Many years of industry experience
Experience across upstream and downstream end markets, as well as in the manufacturing of the products the Company distributes
Extensive global experience with senior managers located in key markets around the world
Management team owns approximately 26% of the Company (on a
fully diluted basis)
Capital markets proven
Experienced Management Team

Our Corporate Strategy
Market:
Increase the size of our addressable market and our overall market presence
Assets:
Leverage our investment in people, locations, inventory and systems
Supply:
Optimize our vendor relationships, purchasing and inventory levels
Financial:
Manage working capital to maximize cash flow from operations through prudent credit analysis and aggressive inventory control
Leverage our sales growth through selling, general and administrative expense controls
Target a balanced revenue contribution from Eastern and Western Hemispheres
Maintain a revenue stream balanced between project business and recurring MRO business
New
Opportunities:
Pursue global expansion, emerging segments, strategic investments, specialty product additions and opportunistic acquisitions
Eastern Hemisphere: Actively farm expanded footprint and expand alloy product sales
Western Hemisphere: Market penetration in civil construction and nuclear power generation
Service:
Vigilant client coverage in an effort to capitalize on deferred maintenance requirements and project spending pick-up

15 Financial Overview * * *

$66
$67
2009
1H-2010

$94
$76
2009
1H-2010

EDGEN MURRAY

16 Historical Summary Operating Performance Cash $918 $1,266 $773 $280 2007 2008 2009 1H-2010 $ millions Total Revenue Total Availability Under the ABL Revolver $ millions $ millions

Challenging Market Conditions…
Generally sluggish worldwide economic recovery
Uncertainty regarding future demand for oil and
natural gas and impact on prices
Difficult project finance environment
Excess competitor inventories
Extreme price competition

…But We Believe the Following are Attractive Long-Term Market
Dynamics
Increasing global demand for crude oil and natural gas driven by population growth and economic modernization
Conventional producing regions confronting rising depletion rates and geopolitical instability
Producers making significant capital investments in new / remote sources of supply
Unconventional natural gas and oil resources
Off-shore / deepwater oil
Unlocking trapped / remote gas resources
New production infrastructure, transmission solutions and processing capacity required
Global investment in power generation capacity
EIA estimates global electricity generation will increase over 75% by 2030 vs. 2006
Demand for renewable projects and alternative energy resources continues to increase
Growth in civil construction and infrastructure projects
Aging infrastructure and massive stimulus packages will spur global spend

We believe we are well positioned to capitalize on market
stabilization in 2010 and growth beyond
Global Distribution Network
Diversified, Blue Chip Customer Base
End Market Exposure
Unique Distribution Model
Highly Specialized Product Portfolio
Long-Term MRO Relationships
Global Project Experience
Liquidity Through the Cycle
Attractive Market Dynamics
Experienced Management Team
Strong Shareholder Support

20 Plant Tour * * * * * * *

Houston, Texas 21

Houston, Texas 22

Houston, Texas 23

Houston, Texas 24

Houston, Texas 25

Edinburgh, Scotland 26

Edinburgh, Scotland 27

Edinburgh, Scotland 28

Dubai, U.A.E. 29

Dubai, U.A.E. 30

Singapore 31

Singapore 32

Singapore 33